UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street

Suite 1900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Note Purchase Agreement

On February 24, 2020, Cheniere Energy, Inc. (“Cheniere”), Cheniere CCH HoldCo II, LLC, a wholly-owned subsidiary of Cheniere (the “Issuer”), EIG Management Company, LLC, as technical agent (the “Technical Agent”), the Bank of New York Mellon, as administrative agent (the “Administrative Agent”), and the note holders signatory thereto, entered into an amendment (the “Amendment”) to the Amended and Restated Note Purchase Agreement, dated as of March 1, 2015, among Cheniere, the Issuer, the Technical Agent, the Administrative Agent and each person identified as a note purchaser on the signature pages thereto (as amended pursuant to the Amendment, the “Note Purchase Agreement”).

The Amendment provides that from and after the effective date of the Amendment and on or prior to September 2, 2020, the Issuer will have the option, at the time of any Issuer or noteholder initiated conversion of notes, to convert all or a portion of such to-be-converted notes into cash in lieu of Cheniere’s common stock (“CEI Stock”) at a price per $1,000 principal amount of notes equal to $1,080. In addition, concurrent with the entering into of the Amendment, the Issuer was deemed to have delivered a notice to convert notes in an aggregate outstanding principal amount of $300,000,000 into cash on March 2, 2020. On the terms set forth in the Note Purchase Agreement, (i) the Issuer will retain the ability to convert notes into CEI Stock at a conversion price equal to the lesser of (x) 0.90 times the average of the daily VWAP for CEI Stock for the 90 preceding trading days and (y) 0.90 times the last reported sale price for CEI Stock and (ii) the noteholders will retain the ability to request a conversion into Cheniere’s common stock at a conversion price equal to a the average of the daily VWAP for CEI Stock for the 90 preceding trading days.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit Number	Description

10.1

Amendment 5 to Amended and Restated Note Purchase Agreement, dated February 24, 2020, among Cheniere Energy, Inc., Cheniere CCH HoldCo II, LLC, EIG Management Company, LLC, The Bank of New York Mellon and the note holders identified therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: February 25, 2020	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Executive Vice President and Chief Financial Officer